SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2014

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of CenterState Banks, Inc. (the “Company”) was held on April 24, 2014. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. This current report on Form 8-K discloses the voting results for all matters voted upon at this Annual Meeting.

The following directors were elected to serve until the annual meeting of shareholders in 2015. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast was approximately as follows:

	For	Withheld	Broker non votes
James H. Bingham	24,818,052	212,268	4,851,589
G. Robert Blanchard, Jr.	24,850,552	179,768	4,851,589
C. Dennis Carlton	24,837,279	193,041	4,851,589
John C. Corbett	24,848,058	182,262	4,851,589
Griffin A. Greene	24,857,758	172,562	4,851,589
Charles W. McPherson	24,847,279	183,041	4,851,589
G. Tierso Nunez II	24,849,352	180,968	4,851,589
Thomas E. Oakley	20,905,992	4,124,328	4,851,589
Ernest S. Pinner	23,326,379	1,703,941	4,851,589
William K. Pou, Jr.	24,856,858	173,462	4,851,589
Joshua A. Snively (1)	11,259,351	13,770,969	4,851,589
Michael F. Ciferri	24,853,158	177,162	4,851,589
Daniel R. Richey	24,853,158	177,162	4,851,589

(1)	As reported in the Company’s Proxy Statement for the Annual Meeting of Shareholders, Mr. Snively attended 63% of the aggregate Board of Directors and committee meetings during 2013. All other directors attended at least 75% of the combined meetings held during the time they were a director. ISS recommended a withheld vote for Mr. Snively. The board was aware that Mr. Snively would not be able to attend all of the meetings during 2013 due to a transition occurring in Mr. Snively’s Company. Mr. Snively sold his Company during 2013 which required substantial travel and demands on his time. The board valued Mr. Snively’s contributions and participation as a board member and persuaded Mr. Snively to continue as a director during this transition period. Mr. Snively committed to attend in excess of 75% of the combined Board of Directors and committee meetings during 2014.

The second resolution was an advisory non binding vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation rules, including the compensation discussion and analysis, compensation tables and narrative discussion. The number of votes cast was approximately as follows:

For	23,031,032
Against	1,961,837
Abstain	37,451
Broker non votes	4,851,589

The third and final resolution was to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The number of votes cast was approximately as follows:

For	29,700,066
Against	155,775
Abstain	26,068

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal

James J. Antal Senior Vice President and Chief Financial Officer

Date: April 25, 2014

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